                                                                EXHIBIT 10-v(ii)


                     ASSIGNMENT AND ASSUMPTION AGREEMENT


                This ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into as of the 14 day of January, 1998 (the "Effective Date"), by and among BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation ("Assignor"), and COLLEGE PARK PLAZA ASSOCIATES, INC., an Indiana corporation ("Assignee").

                                 WITNESSETH

                FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, sets over and transfers to Assignee, its successors and assigns all of its right, title and interest in, to and under the Agreement between Assignor and Eaton & Lauth Real Estate Services, Inc., dated July 14, 1997, a copy of which is attached as Exhibit A (the "Agreement").

                Assignee hereby assumes the performance of all of the terms, covenants and conditions of the Agreement to be performed on the part of Assignor under the Agreement from and after the Effective Date, and agrees to indemnify, save and hold harmless Assignor and its affiliates and their directors, officers, employees, agents and attorneys and their respective successors and assigns from any and all claims (whether liquidated or unliquidated), demands, damages, losses, actions and causes of action of any kind which arise from or relate to the failure of Assignee to perform such terms, covenants and conditions in accordance with the terms of the Agreement from and after the Effective Date.

                Assignor agrees to indemnify, save and hold harmless Assignee and its affiliates and their directors, officers, employees, agents and attorneys and their respective successors and assigns from any and all claims (whether liquidated or unliquidated), demands, damages, losses, actions and causes of action of any kind which arise from or relate to the failure of Assignee to perform all of the terms, covenants and conditions in accordance with the terms of the Agreement before the Effective Date.

                In addition, Assignor hereby assigns unto Assignee, its successors and assigns all permits, licenses or other governmental authorizations or approvals relating to the project which is the subject of the Agreement.

                IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed as of the date first above written.

COLLEGE PARK PLAZA ASSOCIATES, INC.     BINDLEY WESTERN INDUSTRIES, INC.

By: /s/ Michael D. McCormick            By: /s/ Thomas J. Salentine
   -----------------------------------     -----------------------------------
Printed: /s/ Michael D. McCormick       Printed: /s/ Thomas J. Salentine
        ------------------------------          ------------------------------
Title:   Secretary                      Title: Exec. Vice Pres., CFO
      --------------------------------        --------------------------------


CONSENT TO ASSIGNMENT AND
ASSUMPTION OF JULY 14, 1997
AGREEMENT BY EATON & LAUTH
REAL ESTATE SERVICES, INC.

By: /s/
    ---------------------------------
Printed:  /s/ Gregory Gurnik
         ----------------------------
Title:  President
       ------------------------------




                                     -2-